Exhibit 24

                                POWER OF ATTORNEY


     WHEREAS, OGE ENERGY CORP., an Oklahoma corporation (herein referred to as the "Company") is to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 relating to the deferral of up to $4,000,000 of compensation to be offered under the Deferred Compensation Plan; and

     WHEREAS, each of the undersigned holds the office or offices in the Company herein below set forth opposite his or her name, respectively.

     NOW, THEREFORE, each of the undersigned hereby constitutes and appoints James R. Hatfield and Steven E. Moore and each of them individually, his or her attorney, with full power to act for him or her and in his or her name, place and stead, to sign his or her name in the capacity or capacities set forth below to the Form S-8 Registration Statement relating to the deferral of up to $4,000,000 of compensation to be offered under the Deferred Compensation Plan and to any and all amendments (including post-effective amendments) to such Registration Statement, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 17th day of November, 1999.

Steven E. Moore, Director and
  Principal Executive Officer               /s/ Steven E. Moore
                                            ------------------------------------

Herbert H. Champlin, Director               /s/ H. H. Champlin
                                            ------------------------------------

Luke R. Corbett, Director                   /s/ Luke R. Corbett
                                            ------------------------------------

William E. Durrett, Director                /s/ W. E. Durrett
                                            ------------------------------------

Martha W. Griffin, Director                 /s/ Martha W. Griffen
                                            ------------------------------------

Hugh L. Hembree, III, Director              /s/ Hugh L. Hembree, III
                                            ------------------------------------

Robert Kelley, Director                     /s/ Robert Kelley
                                            ------------------------------------

Bill Swisher, Director                      /s/ Bill Swisher
                                            ------------------------------------

Ronald H. White, M.D., Director             /s/ Ronald H. White, M.D.
                                            ------------------------------------

Donald R. Rowlett, Principal Accounting
  Officer                                   /s/ Donald R. Rowlett
                                            ------------------------------------

James R. Hatfield, Principal Financial
  Officer                                   /s/ James R. Hatfield
                                            ------------------------------------